SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported): December 2, 1997




                                ROSE'S HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   (State or other jurisdiction of incorporation)


0-631                                                                 56-2043000
(Commission File Number)                       (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                  27536
(Address of principal executive offices)                              (Zip Code)


                                   (919) 430-2600
                (Registrant's telephone number, including area code)


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Item 2:  ACQUISITION OR DISPOSITION OF ASSETS

On December 2, 1997, Rose's Holdings, Inc. (the "Company") consummated the sale to Variety Wholesalers, Inc. ("Variety") of all of the outstanding capital stock of Rose's Stores, Inc. ("Stores"), a wholly owned subsidiary of the Company (the "Sale") pursuant to a Stock Purchase Agreement, dated as of October 24, 1997, between the Company and Variety (the "Stock Purchase Agreement"). The Sale constituted the disposition by the Company of substantially all of its assets and was approved by the holders of a majority of the outstanding shares of Com-mon Stock of the Company at a special stockholders meeting of the Company on December 2, 1997. The total purchase price for the Sale was $19,200,000, including $1,920,000 which was placed in escrow. The proceeds of the Sale, net of certain transaction, closing, and other costs, are approximately $15,300,000 (including $1,920,000 which was placed in escrow). Reference is also made to the Company's press release describing the consummation of the Sale, which press release is annexed hereto as Exhibit 1 and is incorporated herein by reference. For further information with respect to the Sale, the Stock Purchase Agreement, and related matters, reference is made to the Company's definitive proxy state-ment, dated November 10, 1997, as filed with the Securities and Exchange Commis-sion (the "Proxy Statement"), which is annexed hereto as Exhibit 2 and is in-corporated herein by reference.

Item 5:  OTHER EVENTS

Effective December 2, 1997, R. Edward Anderson resigned his positions as Chair-man of the Board, President, and Chief Executive Officer of Rose's Holdings. In addition, all of the other officers of the Company resigned effective as of the closing of the Sale. Warren G. Lichtenstein, a member of the Board of Directors, became the President, Chief Executive Officer, and the principal accounting officer of the Company; and Jack L. Howard, also a member of the Board of Directors, became Vice President, Secretary, Treasurer, and principal financial officer.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Not applicable.

      (b)    Pro Forma Financial Information

                   Reference is made to the information set forth under the
             caption, "PRO FORMA FINANCIAL STATEMENTS," in the Proxy Statement, which is incorporated herein by reference.

      (c)    Exhibits

             20.   Proxy Statement dated November 10, 1997

             99.   Press Release dated December 2, 1997





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                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ROSE'S HOLDINGS, INC.



Date:  December 2, 1997                      By:/s/ Warren G. Lichtenstein
                                                Warren G. Lichtenstein
                                                President,
                                                Chief Executive Officer